UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 6, 2018 (November 30, 2018)

AERKOMM INC.
(Exact name of registrant as specified in its charter)

Nevada	000-55925	46-3424568
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

923 Incline Way #39, Incline Village, NV 89451
(Address of principal executive offices)

(877) 742-3094
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

Agreement with Airbus SAS

In furtherance of a memorandum of understanding signed in March 2018 between Aircom Pacific, Inc., a California corporation (“Aircom”) and a wholly-owned subsidiary of Aerkomm Inc. (the “Company”) and Airbus SAS, a company organized under the laws of France (“Airbus”), on November 30, 2018, Aircom and Airbus entered into an agreement (the “Airbus Agreement”) pursuant to which Airbus will develop and certify a complete solution allowing the installation of our “AERKOMM®K++” system on Airbus’ single aisle aircraft family including the Airbus A319/320/321, for both current engine option (ceo) and new engine option (neo) models. Airbus will also apply for and obtain, on behalf of the Company, a Supplemental Type Certificate, or STC, from the European Aviation Safety Agency, or EASA, as well as from the United States Federal Aviation Administration, or FAA, for the retrofit system. It is anticipated that the Bilateral Aviation Safety Agreement between EASA and Civil Aviation Administration of China, or CAAC, will be finalized and go into effect in 2019. If the Bilateral Agreement is finalized in its present form, the STC approved by EASA will automatically be accepted by CAAC. This would significantly reduce the cost and time required for the Company to launch its business with China based customers.

Pursuant to the terms of the Airbus Agreement, Airbus undertakes to provide Aircom with the retrofit solution which will include the Service Bulletin (SB) and the material kits including the update of technical and operating manuals pertaining to the aircraft and provision of aircraft configuration control. The timeframe for the completion and testing of this retrofit solution, including the certification, is approximate 12 months from the Airbus/Aircom purchase order issued in August 2018, although there is no guarantee that the project will be successfully completed in the projected timeframe. Once the projected is completed, Aircom, or Airbus on behalf of Aircom, will be able to commence installation of the AERKOMM®K++ system on aircraft.

The foregoing summary of the Airbus Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Airbus Agreement in redacted form1, which is attached to this Current Report on Form 8-K as Exhibit 10.1, which exhibit is incorporated by reference into Item 1.01.

Competitive Edge and Business Development

The Airbus Agreement will provide Aircom with several competitive advantages. Most importantly, a number of airlines, and in particular aircraft lessors, will accept only Service Bulletins issued by the aircraft manufacturers for the retrofit installation of any system on board their aircraft. Our Agreement with Airbus ensures that Aircom’s system will meet this requirement, although it does not guarantee that airlines or aircraft lessors will purchase our AERKOMM®K++ system.

Aircom is actively working with prospective airline customers to provide services to their passengers utilizing the Airbus certified AERKOMM®K++ system. Aircom has entered into non-binding memoranda of understanding (“MOUs”) with a number of airlines, including Air Malta Airlines of Malta, PanAfriqiyah of Malta, and Onur Air of Turkey. There can be no assurances, however, that these MOUs will lead to actual purchase agreements.

In view of the increasing demand by the airlines for a bigger data throughput, during the course of discussions between Airbus and Aircom, we have revised our strategy to focus primarily on Ka-band IFEC solutions for airlines and have suspended work on our dual band satellite inflight connectivity solution. The Ku-band system will, however, still be retained for other product applications such as remote locations and maritime use.

In connection with the Airbus project, we also identified owners of Airbus Corporate Jet, or ACJ as potential customers of AERKOMM®K++ system. ACJ customers, however, would not generate enough internet traffic to make our free-service business model viable. To capitalize on this additional market, Aircom plans to sell AERKOMM®K++ system hardware for installation on ACJ corporate jets and provide connectivity through subscription based plans. This new corporate jet market would generate additional revenue and income for the Company. We are currently in advanced discussions with a number of ACJ customers, some of whom have more than one aircraft in their fleets.

1 Certain confidential information has been omitted from the Airbus Agreement and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

Our AERKOMM®K++ System

Following the course of discussions between Airbus and Aircom and in view of the increasing demand by the airlines for a bigger data throughput, we have revised our strategy to focus primarily on Ka-band satellite connectivity solutions for aviation customers and have suspended work on our dual band satellite connectivity solution. Aircom’s AERKOMM®K++ system will operate through Ka/Ka High Throughput Satellites (HTS). The Ku-band system will, however, still be retained for the other applications such as remote locations and maritime use.

The AERKOMM®K++ system will contain a low profile radome (that is, a dome or similar structure protecting our radio equipment) containing two Ka-band antennas, one for transmitting and the other for receiving, and will comply with the ARINC 791 standard of Aeronautical Radio, Incorporated, or ARINC. The AERKOMM®K++ system also meets Airbus Design Organization Approval.

GEO (Geostationary Earth Orbiting) and LEO (Low Earth Orbiting) Ka-band Satellites

Our initial AERKOMM®K++ system will work only with geostationary earth orbiting, or GEO, Ka-band satellites. Performance of GEO satellites diminishes greatly in the areas near the Earth’s poles. Only low earth orbiting, or LEO, satellites can collect high quality data over the North and South poles. Aircom is developing technologies to work with LEO satellites and plans to partner with Airbus to develop aircraft installation solutions. As new GEO and LEO Ka-band satellites are being regularly launched over the next few years, which, we expect, will enable the provision of worldwide aircraft coverage, Aircom plans to have the necessary technology ready to take advantage of this new trend in Ka-band aviation connectivity, although it cannot assure you that it will be successful in this new area of endeavor.

ITEM 8.01.	Other Events

On December 3, 2018, the Company issued a press release announcing the Airbus Agreement. The press release is attached hereto as Exhibit 99.1 and is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, or the Exchange Act, except as expressly set forth by specific reference in any such filings.

ITEM 9.01	Financial Statement and Exhibits

(d) Exhibits

The following exhibits are filed herewith:

Exhibit No.	Description of Exhibit
10.1	Agreement between Airbus SAS and Aircom Pacific, Inc. for AERKOMM®K++ Band System Certification and Installation dated November 29, 2018 (Confidential Treatment has been Requested)
99.1	Press Release of the Registrant dated December 3, 2018 relating to the Binding Agreement between Aircom Pacific, Inc. and Airbus SAS

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 5, 2018	AERKOMM INC.

/s/ Jeffrey Wun
Name: Jeffrey Wun
Title: Chief Executive Officer

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